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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 26, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                      FIRST VIRTUAL HOLDINGS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                        000-21751                      33-0612860
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER
       OF INCORPORATION)                                              IDENTIFICATION NO.)
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                        11975 EL CAMINO REAL, SUITE 300
                        SAN DIEGO, CALIFORNIA 92130-2543
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (619) 793-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

     On June 25, 1998, First Virtual Holdings Incorporated (the "Company") issued a press release announcing the closing of the previously announced investment in the Company by SOFTBANK Holdings, Inc. and certain of its affiliates. After giving effect to the closing of the SOFTBANK investment and related transactions on a pro forma basis, as of May 31, 1998 the Company had $7,194,953 in cash and cash equivalents and $6,652,070 in stockholders equity. As a result, the Company has complied with the capital requirements for continued listing of its Common Stock on the Nasdaq National Market.

     The financial information referenced in the preceding paragraph is unaudited and does not take into account any transactions or operating results after May 31, 1998. There can be no assurance that the Company's balance sheet as of June 30, 1998, (to be filed with the Securities and Exchange Commission in the Company's Form 10-Q for the quarter then ending) will not be materially different from the information presented in the pro forma condensed balance sheet, since the Company expects to incur a net loss during June 1998.

     This information is provided solely for the purpose of complying with the requirements delineated by Nasdaq. This information is not intended to be used by the investing public.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following financial statements and exhibits are filed as part of this report:

(a) Financial statements of the registrant:

     None.

(b) Exhibits in accordance with Item 601 of Regulation S-K:

     Exhibits.

     Exhibit Number Description

     99.1  Press Release Dated June 25, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST VIRTUAL HOLDINGS INCORPORATED

                                          By:     /s/ KEITH S. KENDRICK
                                            ------------------------------------
                                                     Keith S. Kendrick
                                                         President

Dated: November 3, 1998

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                                EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press Release Dated June 25, 1998.